SCHEDULE 14C

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Filed by the Registrant                              [X]
          Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[X]  Preliminary Information Statement

[]   Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2))

[]   Definitive Information Statement

     JNL Series Trust

    (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11 (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or  other  underlying  value  of  transaction  computed  pursuant  to
     Exchange Act Rule 0-11: (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

[]   Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously
     Paid: (2) Form,  Schedule or Registration  Statement No.: (3) Filing Party:
     (4) Date Filed:



Dear Variable Annuity and Variable Life Contract Owners:

     Although you are not a shareholder of JNL Series Trust (the "Trust"), your purchase payments and the earnings on such purchase payments under your variable contracts ("Variable Contracts") issued by Jackson National Life Insurance
Company ("Jackson  National Life") or Jackson National Life Insurance Company of
New York ("Jackson National NY") are invested in sub-accounts of separate accounts established by Jackson National Life or Jackson National NY for such purposes that, in turn are invested in shares of one or more of the Funds of the Trust. References to shareholders in the enclosed Trust's Information Statement may be read to include you as an owner of a Variable Contract.

     Enclosed  please  find  the  Trust's  Information   Statement  regarding  a
Sub-Adviser change for the JNL/Putnam International Equity Fund.
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SUB-ADVISORY AGREEMENT WITH J.P. MORGAN INVESTMENT MANAGEMENT INC.

FUNDS                                      FORMER SUB-ADVISER                 NEW SUB-ADVISER

JNL/Putnam International Equity Fund       Putnam Investment Management, LLC  J.P.Morgan Investment Management Inc.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

     If you have any questions regarding any of the changes, please call one of the following numbers on any business day: 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution)

                                        Sincerely,

                                        /s/ Robert A. Fritts

                                        ROBERT A. FRITTS
                                        President and Chief Executive Officer

                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:


                                JNL SERIES TRUST
                      JNL/Putnam International Equity Fund



                               _____________, 2005

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                                TABLE OF CONTENTS


                              INFORMATION STATEMENT
                                                                                                    PAGE

I.                   Introduction                                                                   1

II.                  Sub-Advisory Agreement with J.P. Morgan Investment Management Inc.             4

III.                 Additional Information                                                         32

IV.                  Other Matters                                                                  45

Exhibit A            Executive Officers and Partners of J.P. Morgan Investment Management Inc.      A-1

Exhibit B            Investment Sub-Advisory Agreement with J.P. Morgan Investment Management Inc.  B-1

Exhibit C            Comparison  of the  JNL/Putnam  International  Equity  Fund and  JNL/JPMorgan
                     International Equity Fund                                                      C-1





I.   INTRODUCTION

     JNL Series Trust (the "Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 42 Funds (the "Funds" and each a "Fund").

     As Adviser to the Trust,  Jackson National Asset  Management,  LLC ("JNAM")
selects,  contracts with,  compensates  and monitors  Sub-Advisers to manage the investment  and  reinvestment  of the assets of each of the Funds.  In addition,
JNAM monitors the compliance of the Sub-Advisers with the investment  objectives
and  related   policies  of  each  Fund  and  reviews  the  performance  of  the
Sub-Advisers  and  reports on such  performance  to the Board of Trustees of the
Trust (the "Board").  JNAM does not currently manage any of the Funds' assets on a day-to-day  basis.  Jackson National Life  Distributors,  Inc.,  ("JNLD"),  an
affiliate of the Trust and the Adviser, is principal underwriter for the Trust.

     On February 9, 2005, the Board, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory
Agreement (the  "Disinterested  Trustees"),  approved the  replacement of Putnam
Investment  Management,  LLC ("Putnam") with J.P. Morgan  Investment  Management
Inc. ("J.P. Morgan") as Sub-Adviser for the JNL/Putnam International Equity Fund and approval of a Investment Sub-Advisory Agreement with J.P. Morgan, which will take effect on May 2, 2005.

     J.P. Morgan is not an affiliate of JNAM (other than by reason of serving as a Sub-Adviser to a Fund).

     The Trust has received an order from the Securities and Exchange Commission permitting it to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of JNAM (other than by reason of serving as a Sub-Adviser to a Fund) without shareholder approval (the "Order"). The Trust therefore is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers pursuant to the Order.

     Therefore, this Information Statement is being provided to the shareholders invested in the above-listed Funds. It will be mailed on or about _____________, 2005.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


II.  SUB-ADVISORY AGREEMENT WITH J.P. MORGAN

     A.   APPROVAL OF SUB-ADVISORY AGREEMENT

     Currently, Putnam Investment Management, LLC, with principal offices at One
Post Office  Square,  Boston,  Massachusetts  02109,  is the  Sub-Adviser to the
JNL/Putnam International Equity Fund (the "Fund") pursuant to a sub-advisory agreement with JNAM, dated January 31, 2001, as amended on May 1, 2004 and May
2, 2005 ("Putnam Sub-Advisory Agreement"). The Putnam Sub-Advisory Agreement was most recently approved by the Board at a meeting held on February 9, 2005.

     On February 9, 2005, the Board, including the Disinterested Trustees, unanimously voted to replace Putnam with J.P. Morgan as Sub-Adviser for the Fund and to approve a sub-advisory agreement between JNAM and J.P. Morgan with respect to the Fund (the "J.P. Morgan Sub-Advisory Agreement"). Pursuant to the
Order, shareholder approval is not required for this change because J.P. Morgan is not affiliated with JNAM. Effective May 2, 2005, J.P. Morgan will succeed
Putnam as Sub-Adviser to the Fund.

     With the replacement of Putnam with J.P. Morgan as Sub-Adviser, the name of the Fund will be changed as follows  and is  hereinafter  referred to by its new name:
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PRIOR FUND NAME                                   NEW FUND NAME

JNL/Putnam International Equity Fund              JNL/JPMorgan International Equity Fund

     In connection with the approval of the J.P. Morgan Sub-Advisory Agreement, the Board also approved changing the stock selection process of the JNL/JPMorgan
International Equity Fund to reflect the management style of J.P. Morgan.

     The  investment  objectives  and  policies for  JNL/JPMorgan  International
Equity Fund are as follows:

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International
Equity Fund is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the Sub-Adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of companies believed to be underpriced. The Sub-Adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The Fund uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The Sub-Adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The Sub-Adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Sub-Adviser may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Please refer to Exhibit C for the changes from the current description.

     B.   DESCRIPTION AND CONTROL OF J.P. MORGAN

     J.P. Morgan, with principal offices at 522 Fifth Avenue, New York, New York
10036 is an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly traded bank holding company. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

     For information regarding the principal executive officers and partners of J.P. Morgan, see Exhibit A hereto.

     C.   DESCRIPTION  OF  THE  J.P.  MORGAN  SUB-ADVISORY   AGREEMENT  AND  THE
          AMENDMENT TO THE PUTNAM SUB-ADVISORY AGREEMENT

     The provisions of the J.P. Morgan Sub-Advisory Agreement are substantially identical to the provisions of the old Putnam Sub-Advisory Agreement. However, the rate of sub-advisory fees payable under the J.P. Morgan Sub-Advisory
Agreement is less for JNL/JPMorgan International Equity Fund. The savings due to the fee reduction for the JNL/JPMorgan International Equity Fund will be shared equally by JNAM and the Fund. A description of the J.P. Morgan Sub-Advisory
Agreement for the Trust is set forth below and qualified in its entirety by reference to the agreement attached hereto as Exhibit B.

     MANAGEMENT  SERVICES.  Under the old Putnam Sub-Advisory  Agreement and the
new  J.P.  Morgan  Sub-Advisory  Agreement   (collectively,   the  "Sub-Advisory
Agreements"), Putnam managed, and J.P. Morgan will manage, the investment of the assets of the  JNL/JPMorgan  International  Equity Fund. The fee for the Fund is
stated as an annual  percentage  of the  current  value of the net assets of the
Fund and is  accrued  daily  and paid  monthly.  The  Sub-Adviser  formulates  a continuous investment program,  makes investment decisions and places orders for the Fund and also monitors the Fund's investments consistent with the investment objectives and policies of the Fund. The  Sub-Adviser  regularly  reports to the
Board of Trustees  and the Adviser with  respect to the  implementation  of such investment programs. The Sub-Adviser consults with the Adviser from time to time to review investment policies and affairs of the Fund. The Sub-Adviser bears all expenses incurred by it in connection with the performance of its services under the Sub-Advisory  Agreements.  The Fund bears certain other expenses incurred in its  operation,  including,  but  not  limited  to,  investment  advisory  fees, administration fees trading expenses including brokerage  commissions,  interest and taxes, other non-operating expenses, licensing costs, a portion of the Chief
Compliance  Officer  costs,  directors  and  officers  insurance,  the  fees and expenses of the  disinterested  Trustees and of independent legal counsel to the disinterested Trustees.

     The  Sub-Advisory  Agreements  also  provide  that  the  Sub-Adviser,   its
partners,  officers,  employees,  and certain other persons performing  specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance or gross negligence.

     The J.P.  Morgan  Sub-Advisory  Agreement  provides that the Sub-Adviser is responsible  for  managing  the  assets  of the  Fund  in  compliance  with  the provisions  of Section  817(h) of the Internal  Revenue Code of 1986, as amended
("Tax  Code"),   applicable  to  the  Fund  (relating  to  the   diversification
requirements  applicable  to  investments  in  Variable  Contracts).  The Putnam
Sub-Advisory  Agreement provides that the Sub-Adviser will use best efforts when managing the Fund in compliance with the provisions of Section 817(h) of the Tax
Code. The J.P. Morgan Sub-Advisory Agreement further provides that JNAM will not act in a manner that would  result in the  Sub-Adviser  failing to maintain  the required  diversification,  and if  such  failure  is  inadvertent,  JNL and its affiliates  will cooperate in seeking to remedy such failure.  JNAM is obligated to pay the Sub-Adviser out of the advisory fee it receives from the Fund.

     Unless modified or terminated, the J.P. Morgan Sub-Advisory Agreement will continue with respect to the Fund for a one-year period, as of May 2, 2005, and then from year to year as long as such continuance is specifically approved at least annually by the Board, including a majority of the Disinterested Trustees, or by the affirmative vote of a majority of the outstanding voting shares of the Fund. The Putnam Sub-Advisory Agreement provides that it may be terminated at any time without penalty upon 60 days' notice by the Board, Adviser or by vote of a majority of the outstanding voting securities of the Fund or on 60 days' written notice by the Sub-Adviser. The J.P. Morgan Sub-Advisory Agreement provides that it may be terminated at any time without penalty upon 60 days' notice by the Board, JNAM, or the Sub-Adviser. The Sub-Advisory Agreements also automatically terminate in the event of their assignment.

     ADVISORY AND SUB-ADVISORY FEES. As compensation for its services as the Adviser, JNAM receives a management fee computed separately for the Fund accrued daily and payable monthly on the average daily net assets for the Fund. The fee for the Fund is stated as an annual percentage of the current value of the net assets of the Fund. The savings due to the fee reduction for the JNL/JPMorgan
International Equity Fund will be shared equally by JNAM and the Fund.

     The management fee for the Fund has decreased.

JNL/JPMORGAN INTERNATIONAL EQUITY FUND
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ADVISORY RATES AFTER THE CHANGE IN SUB-ADVISER               ADVISORY RATES BEFORE THE CHANGE IN SUB-ADVISER
NET ASSETS                                 RATE              NET ASSETS                                RATE
$0 to $50 million                          0.75%             $0 to $50 million                         0.80%
$50 million to $200 million                0.70%             $50 million to $500 million               0.75%
$200 million to $500 million               0.65%             Over $500 million                         0.70%
Over $500 million                          0.60%

     As compensation for its services, the Sub-Adviser receives a fee from JNAM computed separately for the Fund. The fee for the Fund is stated as an annual percentage of the current value of the net assets of the Fund and is accrued daily and payable monthly. The following is a schedule of the sub-advisory fees that JNAM was obligated to pay Putnam under the Putnam Sub-Advisory Agreement and is obligated to pay J.P. Morgan under the J.P. Morgan Sub-Advisory Agreement for the Fund. THESE FEES ARE PAID BY THE ADVISER OUT OF THE ADVISORY FEE IT
RECEIVES FROM THE FUND AND ARE NOT ADDITIONAL CHARGES TO THE FUND.

JNL/JPMORGAN INTERNATIONAL EQUITY FUND
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SUB-ADVISORY RATES AFTER THE CHANGE IN SUB-ADVISER           SUB-ADVISORY RATES BEFORE THE CHANGE IN SUB-ADVISER
NET ASSETS                                 RATE              NET ASSETS                                RATE
$0 to $50 million                          0.50%             $0 to $150 million                        0.55%
$50 million to $200 million                0.45%             $150 million to $300 million              0.50%
$200 million to $500 million               0.40%             Over $300 million                         0.45%
Over $500 million                          0.35%

     The following table sets forth the aggregate amount of management fees paid by the Fund to JNAM for the period ended December 31, 2004. THE AGGREGATE AMOUNT
OF  MANAGEMENT  FEES TO BE PAID TO JNAM ARE  EXPECTED TO DECREASE AS A RESULT OF
THE CHANGE OF SUB-ADVISERS, BECAUSE THE MANAGEMENT FEE RATE WAS DECREASED.
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------------------------------------------------------------------ ------------------------------------------
Fund Name                                                          Actual Fees(1)
------------------------------------------------------------------ ------------------------------------------
------------------------------------------------------------------ ------------------------------------------
JNL/JPMorgan International Equity Fund                             $747,668
------------------------------------------------------------------ ------------------------------------------

(1) The management fee was reduced as a result of the change in Sub-Adviser. If the reduction had been in effect throughout 2004 the management fee would have been $668,250.

     The  following  table sets forth (1) the aggregate  amount of  sub-advisory fees  paid by JNAM to  Putnam  with  respect  to the Fund for the  period  ended
December 31, 2004; (2) the aggregate amount of sub-advisory fees that JNAM would have  paid  J.P.  Morgan  for  the  period  ended  December  31,  2004,  if  the sub-advisory fee rates under the J.P. Morgan Sub-Advisory  Agreement had been in effect  throughout  that year;  and (3) the  difference  between  the amounts of management  fees  under (1) as  compared  to (2) stated as a  percentage  of the amount under (1).
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------------------------------------------- --------------------- --------------------- ----------------------
                                            (1)                   (2)                   (3)
------------------------------------------- --------------------- --------------------- ----------------------
------------------------------------------- --------------------- --------------------- ----------------------
Fund Name                                   Actual Fees           Pro forma fees        Difference between
                                                                                        (1) and (2), as a %
                                                                                        of (1)
------------------------------------------- --------------------- --------------------- ----------------------
------------------------------------------- --------------------- --------------------- ----------------------
JNL/JPMorgan International Equity Fund      $538,347              $438,518              19%
------------------------------------------- --------------------- --------------------- ----------------------

     D.   EVALUATION BY THE BOARD OF TRUSTEES

     At its meeting on February 9, 2005, the Board of the JNL/Putnam International Equity Fund (the "Fund"), including a majority of the Independent Trustees, considered and approved the Fund's investment sub-advisory agreement with Putnam through May 2, 2005 (the "Agreement") In considering the Agreement, the Board while aware of its short duration nevertheless reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of the Sub-Adviser's services, (2) the investment performance of the Fund, including information comparing the performance of the Fund with a peer group of funds and an appropriate index, (3) the profitability of the Sub-Adviser, including an analysis of the Sub-Adviser's cost of providing services and comparative expense information, and (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors.

     The Board also periodically considers other material facts such as the allocation of the Fund's brokerage commissions and the Fund's record of compliance with its investment policies and restrictions on personal securities transactions.

     Before approving the Agreement, the Board's Independent Trustees met in executive session with their independent counsel to consider the materials provided by JNAM and the Sub-Adviser and the terms of the Agreement.

     Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to each sub-advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services provided by the Sub-Adviser to the Fund. The Board reviewed the Sub-Adviser's key personnel in providing investment management services to the Fund. The Board also considered the Sub-Adviser's duties under the Agreement in serving as the Fund's investment Sub-Adviser, including duties for investment research and stock selection, adherence to the Fund's investment restrictions and monitoring compliance with various Fund policies and procedures. While recent legal and regulatory issues at the Sub-Adviser are a cause for concern, and require increased scrutiny by JNAM and the Board, the Board concluded that the Fund benefits from the services provided by the Sub-Adviser under the Agreement as a result of the Sub-Adviser's experience, reputation, personnel, operations and resources.

     INVESTMENT PERFORMANCE OF THE SUB-ADVISER AND THE FUND

     The Board considered the performance of the Fund and the Sub-Adviser, including comparative performance information. The Board reviewed information provided by Lipper, Inc., which ranked the Fund in the 70th, 87th and 66th percentile for total return for the one-, three, and five-year periods ended December 31, 2004. The Board considered the below average performance of the Fund and possible Sub-Adviser change to J.P. Morgan. J.P. Morgan offers an International Equity product, which fits within the current investment objectives of the JNL/Putnam International Equity Fund and has ranked in the 17th, 8th and 9th percentile for the same time periods. The Board considered the fact that JNAM could not implement the sub-advisory change prior to May 2, 2005 because of significant system and administrative changes required for Sub-Adviser replacements. Given these necessary and customary changes and the fact that JNAM does not have the capability to manage this Fund itself, the Board concluded that it would not be prudent to replace Putnam at the February meeting. The Board concluded that it is in the best interest of the Fund and its shareholders to replace Putnam with J.P. Morgan effective May 2, 2005.

     COSTS OF SERVICES AND PROFITS REALIZED BY THE SUB-ADVISER

     The Board examined the Sub-Adviser's costs in serving as the Fund's investment manager, including the costs associated with the personnel and systems necessary to manage the Fund for 2004. The Board examined the sub-advisory fee for the Fund as compared to that of comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the Fund's advisory fee of 0.78% (with the May 2004 pro-forma reduction) is below the Lipper average of 0.84%, but the Sub-Adviser fee of 0.55% is above the Lipper average of 0.45%. The Board considered the sub-advisory reduction of 7 basis points to 0.48% if J.P. Morgan is approved as described above. The Board also considered JNAM's belief that a lower fee could not be negotiated for the remainder of Putnam's tenure as Sub-Adviser to the Fund. Given this fact and more importantly, the challenges noted above of replacing Putnam with J.P. Morgan prior to May 2, 2005, the Board concluded that, it is in the best interest of the Fund and its shareholders to replace Putnam with J.P. Morgan effective May 2, 2005.

     ECONOMIES OF SCALE

     The Board considered the extent to which the Fund's sub-advisory fee reflects economies of scale for the benefit of Fund shareholders to be a relevant factor regardless of the proposed duration of the contract. The Board reviewed the Fund's fee arrangements, which include breakpoints that decrease the fee rate as the Fund's assets increase, notwithstanding that no breakpoint was likely to take effect prior to May 2, 2005. The Board concluded that the breakpoints were shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as the Fund's assets grow. In light of this, the Board noted that it would be reasonable to conclude that under the Agreement, shareholders share in the benefits to be achieved through economies of scale.

     OTHER BENEFITS TO THE SUB-ADVISER AND ADVISER

     Putnam receives research results from the Funds' soft dollar trades. In addition, Putnam is Sub-Adviser to other funds advised by JNAM.

     In evaluating the benefits that accrue to the Sub-Adviser, the Board reviewed the Fund as a whole, including the benefits accruing to the Adviser who identifies and recommends the Sub-Advisers to the JNL Funds. Through its relationship with the Fund, the Board recognized that the Adviser and its affiliates serve the Fund in various capacities, including as distributor, JNLD. The Sub-Adviser pays part of the costs of various meetings organized and run by the distributor for its variable insurance product wholesalers. The meetings are arranged by JNLD and provide an opportunity for the Sub-Adviser to educate the wholesalers and, in the case of the due diligence meetings, certain agents. The Board considered the payments made by the Sub-Adviser. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, concluded that approval of the Agreement was in the best interest of the Fund and its shareholders.

     E.   OWNERSHIP OF THE TRUST

     For information regarding the shareholders and ownership of the Fund, see "ADDITIONAL INFORMATION" below.

     F.   BROKERAGE TRANSACTIONS

     A description of the portfolio brokerage policies applicable to the Fund and information concerning commissions paid to affiliated brokers is set forth under "ADDITIONAL INFORMATION" below.

     G.   OTHER INVESTMENT COMPANIES ADVISED BY J.P. MORGAN

     J.P. Morgan currently acts as adviser or Sub-Adviser to the following other registered investment companies having similar investment objectives and policies to those of the Fund. The size of each of these funds and the rate of J.P. Morgan's compensation for each fund are as follows:

JNL/JPMorgan International Equity Fund
---------------------------------- ------------------------ -------------- -----------------------------------------------
Fund                               **Net Assets             Adviser        Annual Rate
                                   (as of 12/31/04)

                                   ($ mil)
---------------------------------- ------------------------ -------------- -----------------------------------------------
---------------------------------- ------------------------ -------------- -----------------------------------------------
AXA PREMIER VIP AND AXA            VIP 181854136.83         JPMIM          .45% on first $50mm
ENTERPRISE MULITMANAGERS FUND      ENT 3,600,326.33                        .40% on next $250mm
                                                                           .35% on balance
---------------------------------- ------------------------ -------------- -----------------------------------------------
---------------------------------- ------------------------ -------------- -----------------------------------------------
ALLMERICA SELECT INTERNATIONAL     167,726,486.23           JPMIM          .60% on the first $25 million in assets
EQUITY FUND                                                                .50% on the next $25 million in assets
                                                                           .45% on the next $50 million in assets
                                                                           .30% over 100 million in assets
---------------------------------- ------------------------ -------------- -----------------------------------------------
---------------------------------- ------------------------ -------------- -----------------------------------------------
*JPMORGAN INTERNATIONAL EQUITY     72,107,555.61            JPMIM.         .60% on all assets
PORTFOLIO

---------------------------------- ------------------------ -------------- -----------------------------------------------
---------------------------------- ------------------------ -------------- -----------------------------------------------
ING JPMORGAN FLEMING               580,110,680.64           JPMIM          .60% on the first $100 million in assets
INTERNATIONAL PORTFOLIO                                                    .40% on the next $200 million in assets
                                                                           .35% on the next $200 million in assets
                                                                           .30 on all assets over $500 million
---------------------------------- ------------------------ -------------- -----------------------------------------------
---------------------------------- ------------------------ -------------- -----------------------------------------------
AST INTERNATIONAL EQUITY           346,251,608.88           JPMIM          .35% on the First $250 million
PORTFOLIO                                                                  .33% on the next $250 million
                                                                           .30% on the balance
---------------------------------- ------------------------ -------------- -----------------------------------------------
---------------------------------- ------------------------ -------------- -----------------------------------------------
*JPMORGAN FLEMING INTERNATIONAL    1,570,337,064.62         JPMIM          1% on all assets
EQUITY FUND

---------------------------------- ------------------------ -------------- -----------------------------------------------
---------------------------------- ------------------------ -------------- -----------------------------------------------
ACCESSOR INTERNATIONAL EQUITY      91,331,556.26            JPMIM.         .50% on the first $50 million in assets
FUND                                                                       .45% on the next $150 million in assets
                                                                           .40% on the balance
---------------------------------- ------------------------ -------------- -----------------------------------------------
---------------------------------- ------------------------ -------------- -----------------------------------------------
FIRST AMERICAN INTERNATIONAL FUND  1,368,226,853.72         JPMIM          .34% on the first 100 million in assets
                                                                           .30% on the next $350 million in assets
                                                                           .24% on the next $1.6 billion in assets
                                                                           .22% on the balance
---------------------------------- ------------------------ -------------- -----------------------------------------------

*    Proprietary Funds

** The amounts shown are the total market values of the assets of the Funds' investment management accounts with JPMIM and not the net assets of each fund.

III. ADDITIONAL INFORMATION

     OWNERSHIP OF THE TRUST

     As of April 18, 2005, there were issued and outstanding the following number of shares for the Fund:

----------------------------------------------------------------------------- ----------------------------------------
Fund                                                                          Shares Outstanding
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Putnam International Equity Fund (Class A)                                9,470,622.095
----------------------------------------------------------------------------- ----------------------------------------
----------------------------------------------------------------------------- ----------------------------------------
JNL/Putnam International Equity Fund (Class B)                                9,540.345
----------------------------------------------------------------------------- ----------------------------------------

     As of April 18, 2005, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

     Because the shares of the Fund are sold only to Jackson National Life, Jackson National Life of NY, certain Funds organized as fund-of-funds (the JNL/S&P Funds), and certain qualified retirement plans, Jackson National Life, through its separate accounts, which hold shares in the Trust as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Trust.

     As of April 18, 2005, the following persons beneficially owned more than 5% of the shares of the Relevant Funds indicated below:

------------------------------------- ---------------------------------- -------------------- ------------------------
                                                                              AMOUNT OF        PERCENTAGE OF SHARES
FUND                                  NAME AND ADDRESS                        OWNERSHIP                OWNED
------------------------------------- ---------------------------------- -------------------- ------------------------
------------------------------------- ---------------------------------- -------------------- ------------------------
JNL/PUTNAM INTERNATIONAL EQUITY       JNL Seed Money Account                       801,228.31          8.46%
FUND (CLASS A)                        Attn: Mark Nerud
                                      225 W. Wacker Drive
                                      Suite 1200
                                      Chicago, Illinois 60606
------------------------------------- ---------------------------------- -------------------- ------------------------

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of April 18, 2005, the following person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund:

------------------------------- ---------------------------- ---------------------------- ----------------------------
                                                                AMOUNT OF BENEFICIAL         PERCENTAGE OF SHARES
FUND                            NAME AND ADDRESS                      INTEREST                    OUTSTANDING
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
JNL/PUTNAM INTERNATIONAL        JNL Seed Money Account                         9,240.876           96.86%
EQUITY FUND (CLASS B)           Attn: Mark Nerud
                                225 W. Wacker Drive
                                Suite 1200
                                Chicago, Illinois 60606
------------------------------- ---------------------------- ---------------------------- ----------------------------

PORTFOLIO BROKERAGE

Pursuant to the Sub-Advisory Agreements, the Sub-Advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the Sub-Advisers may place portfolio securities orders with broker-dealers selected in their discretion. The Sub-Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust ("best execution"), and each Sub-Adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, the Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for the Fund consists not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Fund's transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Sub-Adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, the Sub-Adviser gives consideration to a number of factors described in its policy and procedures. The Sub-Advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by the Sub-Adviser, either in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Sub-Advisory Agreements, and subject to best execution, the Sub-Advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the Sub-Adviser by the broker-dealer. In placing a purchase or sale order, the Sub-Adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the Sub-Adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and any other accounts managed by the Sub-Adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the Sub-Adviser effects Fund transactions may be used by the Sub-Adviser in serving any or all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Sub-Advisers' services to the Fund.

     Where new issues of securities are purchased by the Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a Sub-Adviser in addition to selling the securities to the Fund or other advisory clients of the Sub-Adviser.

     Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust's investment adviser, and each of the Sub-Advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds, acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

     In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers' promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

     From time to time the Board will review whether the Sub-Adviser's recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intend to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

     Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a Sub-Adviser, if, in the Sub-Adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 10f-3 under the 1940 Act, Sub-Advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the Sub-Adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 17a-7 under the 1940 Act, Sub-Advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Sub-Adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

     There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a Sub-Adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the Sub-Adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

IV.  OTHER MATTERS

     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2004, a copy of the Trust's prospectus and Statement of Additional Information to any shareholder upon request. To obtain a copy, please call 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution) or write to the Trust at P.O. Box 378002, Denver, Colorado 82037-8002.

     Jackson National Asset Management, LLC ("JNAM"), the investment adviser to the Trust, is located at 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson National Life, which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc. JNAM also serves as the Trust's Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson National Life. JNLD is located at 8055 E. Tufts Avenue, Denver, Colorado 80237.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.


                                    EXHIBIT A

                 EXECUTIVE OFFICERS AND PARTNERS OF J.P. MORGAN

-------------------------------------------------------- ---------------------- -------------------------------------------------
NAME AND ADDRESS                                         TITLE WITH J.P.        PRINCIPAL OCCUPATION
                                     MORGAN
-------------------------------------------------------- ---------------------- -------------------------------------------------
-------------------------------------------------------- ---------------------- -------------------------------------------------

GEORGE C. GATCH                                          Managing Director      Director of JPMIM and President of J.P. Morgan
522 Fifth Avenue                                                                Funds.
New York, NY  10036

-------------------------------------------------------- ---------------------- -------------------------------------------------
-------------------------------------------------------- ---------------------- -------------------------------------------------

EVELYN E. GUERNSEY                                       Managing Director      Director and President of J.P. Morgan
522 Fifth Avenue                                                                Investment Management Inc. ("JPMIM") and Chief
New York, NY  10036                                                             Executive Officer of Institutional Sales and
                                                                                Services.
-------------------------------------------------------- ---------------------- -------------------------------------------------
-------------------------------------------------------- ---------------------- -------------------------------------------------

LAWRENCE UNREIN                                          Managing Director      Director of JPMIM and Head of the Private
522 Fifth Avenue                                                                Equity Group for J.P. Morgan Fleming Asset
New York, NY  10036                                                             Management ("JPMFAM").

-------------------------------------------------------- ---------------------- -------------------------------------------------
-------------------------------------------------------- ---------------------- -------------------------------------------------

MARK B.E. WHITE                                          Managing Director      Director of JPMIM and Head of International
20 Finsbury Street                                                              Institutional Business for JPMFAM.
London, EC2Y9AQ
-------------------------------------------------------- ---------------------- -------------------------------------------------
-------------------------------------------------------- ---------------------- -------------------------------------------------

SETH P. BERNSTEIN                                        Managing Director      Director of JPMIM Global head of Fixed Income
522 Fifth Avenue
New York, NY  10036

-------------------------------------------------------- ---------------------- -------------------------------------------------
-------------------------------------------------------- ---------------------- -------------------------------------------------

ANTHONY M.L. ROBERTS                                     Managing Director      Managing Director and Associate General Counsel
522 Fifth Avenue                                                                and Head of Legal for J.P. Morgan Chase & Co.'s
New York, NY  10036                                                             global asset management business.
-------------------------------------------------------- ---------------------- -------------------------------------------------
-------------------------------------------------------- ---------------------- -------------------------------------------------

MARTIN R. PORTER                                         Managing Director      Global Head of Equities
522 Fifth Avenue
New York, NY  10036

-------------------------------------------------------- ---------------------- -------------------------------------------------
-------------------------------------------------------- ---------------------- -------------------------------------------------

ANDREW SPENCER                                           Managing Director      Chief Investment Officer of US Retail Business
22 Fifth Avenue
New York, NY  10036

-------------------------------------------------------- ---------------------- -------------------------------------------------
-------------------------------------------------------- ---------------------- -------------------------------------------------

FRANCIS X. CURLEY                                        Vice President         Chief Compliance officer for JPMIM
522 Fifth Avenue
New York, NY  10036

-------------------------------------------------------- ---------------------- -------------------------------------------------


                                    EXHIBIT B

                        INVESTMENT SUB-ADVISORY AGREEMENT


     This AGREEMENT is effective this 2nd day of May, 2005, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and J.P. MORGAN INVESTMENT MANAGEMENT INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Adviser represents that it has entered into an Investment Advisory and Management Agreement ("Management Agreement") dated as of January 31, 2001 with the Trust; and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("each a Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

          a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          b)   the Trust's By-Laws and amendments thereto;

          c) resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

          d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

          e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

          f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").


          During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way that have been furnished to the Sub-Adviser for its approval are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

          Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

          The Sub-Adviser agrees to permit the Adviser and the Trust to use its name in the names of the Funds and when referring to the Sub-Adviser. Upon termination of the Agreement with respect to any one Fund the Adviser will cause such Fund to cease to use the Sub-Adviser's name in the name of the Fund. Upon the termination of the Agreement with respect to all Funds, the Sub-Adviser shall cease and shall cause the Funds to cease all use of the name and marks of the Sub-Adviser and its affiliates.

     3. MANAGEMENT. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, on a discretionary basis, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds, which are under its management pursuant to this Agreement, is responsible for compliance with the diversification provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

          Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification. If the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and assisted by the Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Sub-Adviser will assist the Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

          The Adviser agrees on an on-going basis to provide or cause to be provided to the Sub-Adviser in advance and in writing, guidelines, (the "Guidelines"), setting forth the limitations imposed on the Fund as a result of relevant requirements under state law pertaining to insurance products. The Sub-Adviser shall be permitted to rely on the most recent Guidelines delivered to it. The Adviser agrees that the Sub-Adviser may rely on the Guidelines without independent verification of their accuracy. Adviser may amend the Guidelines upon written notice to Sub-Advisor; provided such amendment becomes effective only upon Sub-Advisor's written acknowledgment of its receipt of such amendment, and Sub-Advisor shall be provided a reasonable time to comply with such amendment.

          The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

          The  Sub-Adviser further agrees that it:

          a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          b) will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

          c) will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

          d) will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

          e) will prepare and maintain such books and records with respect to each Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

          f) will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

          g)   will  act  upon   reasonable   instructions   from   Adviser  not
               inconsistent with the fiduciary duties and Investment Objectives hereunder;

          h) except as provided in Sections 15 and 20 of this Agreement, will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser. Notwithstanding the provisions of said clause, to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including, but not limited to, the identity of the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement;

          i) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder and in line with the Sub-Adviser's proxy voting guidelines and procedures in effect from time to time. The Adviser agrees to instruct the Fund's custodian to forward all proxy materials and related shareholder communications to Sub-Adviser promptly upon receipt. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner. With respect to the JNL/JPMorgan International Equity Fund, Sub-Adviser shall not be required to take any action or render any advice with respect to any legal proceedings, including bankruptcies, involving securities, or the issuers thereof, held in the Fund on or prior to the date of this Agreement; and

          j) may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

     4. CUSTODY OF ASSETS. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. The Trust and Adviser shall have full responsibility for the payment of all taxes due on capital or income held or collected for the Fund and the filing of any returns in connection therewith or otherwise required by law. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the Fund's custodian. The Trust and Adviser shall direct the Fund's custodian to comply with all investment instructions given by Sub-Adviser with respect to the Fund. The Fund's custodian or the Adviser will provide Sub-Adviser with details of Fund cash flows on a daily basis. The Trust and Adviser shall provide Sub-Adviser with reasonable advance notice of any subsequent changes in the Fund's custodian.

     5. BROKERAGE. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates and the Adviser acknowledges that the Sub-Adviser will effect securities and other transactions through brokers of its choosing. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

          Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Trust's Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

     6. EXPENSES. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

     7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

     8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

     9. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts, including other investment companies and accounts following the same investment strategy as the Fund. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     10. LIMITATION OF LIABILITY. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

          Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that Sub-Adviser may use, or the success of Sub-Adviser's overall management of the Fund. The Trust and Advisor understand that investment decisions made for the Fund by Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable. Sub-Adviser will manage only the assets of the Fund allocated to its management by the Adviser and in making investment decisions for the Fund.

     11. INDEMNIFICATION. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party. Neither the Adviser or the Sub-Adviser shall be liable for any special, consequential or incidental damages.

     12. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for one year from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, PROVIDED that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser (the date of termination may be less than or more than sixty days after written notice of termination so long as the duration of the notice period is agreed upon by the Adviser and Sub-Advisor). This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

     13.  ACKNOWLEDGEMENTS OF ADVISER. Adviser acknowledges and agrees that:

          (a) The assets of the Fund may be invested in futures contracts and consents to the Sub-Adviser's use of the alternate disclosure and recordkeeping standards under Commodity Futures Trading Commission Rule 4.7 with respect to such futures trading, which alternate standards are available to the Sub-Adviser on account of each Fund's ownership of securities of issuers not affiliated with the Funds and other investments with an aggregate market value of at least $2,000,000 and on account of the Trust's status as an investment company registered under the 1940 Act (not formed for the specific purpose of either investing in an exempt pool or opening an exempt account);

          (b) It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

          (c)  The Adviser hereby  acknowledges  that not less than  forty-eight
               (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

     14. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this
          Agreement:

          (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

          (b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

          (c)  A copy of the current compliance procedures for each Fund.

          The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

     15. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded by the Trust and the Adviser as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose, in any manner whatsoever except as expressly authorized in this Agreement, any list of securities held by the Funds until such list of securities is filed with the Securities and Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end, except that the Funds' top 10 holdings may be disclosed 16 days after month end. In addition, at the of each quarter, the Adviser may disclose, earlier than 30 days after quarter end, a list of the securities purchased or sold by the Fund during the quarter to certain third party data or service providers who have entered into a confidentiality agreement with the Adviser.

     16. ENTIRE AGREEMENT; AMENDMENT OF THIS AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     17. NOTICE. All notices and other written communications specified herein shall be deemed duly given if delivered personally, if mailed (by registered or certified mail, and postage prepaid), if sent by overnight courier service for next business day delivery, by facsimile transmission, or by electronic transmittal with return receipt, to the appropriate address for each party as set forth below. Such communications shall be effective immediately (if delivered in person or by confirmed facsimile), upon the date acknowledged to have been received in return receipt, or upon the next business day (if sent by overnight courier service). .

          (a)  To Adviser:

               Jackson National Asset Management, LLC
               225 W. Wacker Drive
               Suite 1200
               Chicago, IL 60606
               Attn: Mark Nerud

          (b)  To Sub-Adviser:

               J.P. Morgan Investment
               Management 522 Fifth Ave.
               New York, N.Y. 10036 Attn:
               David McCrea

     18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

          The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

     19. ADVISER REPRESENTATIONS. The Adviser represents and warrants to Sub-Adviser that: (i) the Adviser have full power and authority to appoint Sub-Adviser to manage the Fund in accordance with the terms of this Agreement, (ii) this Agreement is valid and has been duly authorized, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and general principles of equity (and the Adviser agrees to provide Sub-Adviser with evidence of such authority as may be reasonably requested by Sub-Adviser).

     20. DELEGATION TO THIRD PARTIES. Sub-Adviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Sub-Advisor to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, Sub-Adviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this clause. Sub-Adviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Sub-Adviser of any of its obligations under this Agreement.

     21. TRADE SETTLEMENT AT TERMINATION. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or the Fund, to direct the Fund's custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated, and to pay any outstanding liabilities of the Sub-Adviser with respect to such transaction.. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

     22. FORCE MAJEURE. (a) Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party. Such causes may include, but are not restricted to, Acts of God or of the public enemy, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

          (b) If at any time due to major fluctuations in market prices, abnormal market conditions or any other reason outside the control of Sub-Advisor, there shall be a deviation from the specific instructions set out in the Fund's registration statement or Guidelines: (i)
          Sub-Advisor shall not be in breach of the Fund's registration statement or Guidelines provided it takes such steps as may be necessary to ensure compliance within 14 days after such deviation occurs; and (ii) if, in the judgment of Sub-Advisor, the actions described in (i) above are not in the best interests of Fund, Sub-Advisor may, prior to the expiration of the 14 day period referred to in (i) above, make a written recommendation to Advisor on the most appropriate way to deal with the deviation which shall toll the deadline in (i) above. Unless Advisor directs Sub-Advisor to the contrary within 14 days of the receipt by Advisor of the recommendation, Sub-Advisor shall be entitled to implement its recommendation and shall not be in breach of the Fund's registration statement or t Guidelines. Sub-Advisor does not provide any express or implied warranty as to the performance or profitability of the Fund or any part thereof or that any specific investment objectives will be successfully met.

     23. CUSTOMER IDENTIFICATION PROGRAM. To help the government fight the funding of terrorism and money laundering activities, Sub-Advisor has adopted a Customer Identification Program, ("CIP") pursuant to which Sub-Advisor is required to obtain, verify and maintain records of certain information relating to its clients. In order to facilitate Sub-Advisor's compliance with its CIP, Advisor and Trust hereby represents and warrants that (i) Fund's taxpayer identification number or other government issued identification number is 38-3387117 for the JNL/JPMorgan International Value Fund and 38-3230004,for the JNL/JPMorgan International Equity Fund (ii) all documents provided to Sub-Advisor are true and accurate as of the date hereof, and (iii) Advisor agrees to provide to Sub-Advisor such other information and documents that Sub-Advisor requests in order to comply with Sub-Advisor's CIP.

     24. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

     25. COUNTERPART SIGNATURES. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

         IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this __ day of _____, 200__.

                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


                     By:

                     Name:    ANDREW B. HOPPING

                     Title:            PRESIDENT

                     J.P. MORGAN INVESTMENT MANAGEMENT INC.

                     By:

                     Name:

                     Title:

                                   SCHEDULE A
                                     (Funds)

                     JNL/JPMorgan International Equity Fund
                      JNL/JPMorgan International Value Fund

                                   SCHEDULE B
                                 (Compensation)

                     JNL/JPMORGAN INTERNATIONAL EQUITY FUND

                  AVERAGE DAILY NET ASSETS                    ANNUAL RATE

                  $0 to $50 million:                                   .50%
                  $50 million to $200 million:                         .45%
                  $200 million to $500 million:                        .40%
                  Over $500 million:                                   .35%

                      JNL/JPMORGAN INTERNATIONAL VALUE FUND

                  AVERAGE DAILY NET ASSETS                    ANNUAL RATE

                  $0 to $50 million:                                   .50%
                  $50 million to $200 million:                         .45%
                  $200 million to $500 million:                        .40%
                  Amounts over $500 million:                           .35%

                                    EXHIBIT C

JNL/JPMORGAN INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE. The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the sub-adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The sub-adviser's process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.


The Portfolio uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Portfolio may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

     o MARKET RISK. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

     o FOREIGN INVESTING RISK. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than American accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

     o EMERGING MARKETS RISK. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

     o CURRENCY RISK. The value of the Fund's shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund's foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

In addition, the performance of the Fund depends on the sub-adviser's ability to effectively implement the investment strategies of the Fund.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2000, Putnam Investment Management, Inc. replaced Rowe-Price Fleming International, Inc. as the sub-adviser for the Fund. Performance shown for the period prior to May 1, 2000 reflects the results achieved by the prior sub-adviser.


As of May 2, 2005, J.P. Morgan Investment Management, Inc. replaced Putnam Investment Management, Inc. as the sub-adviser for the Fund. Performance shown for the period from May 1, 2000 to May 2, 2005 reflects the results achieved by the prior sub-adviser.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31*
[TO BE UPDATED BY AMENDMENT]



In the periods shown in the chart, the Fund's highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -22.59% (3rd quarter of 2002).

* The Fund's returns shown in the bar chart and the table below are for the Fund's Class A shares. Class B shares would have substantially similar annual returns, because both Classes of shares represent an investment in the same portfolio of securities, and the annual returns would differ only to the extent that the Classes do not have the same expenses.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
[TO BE UPDATED BY AMENDMENT]


 ----------------------------------------------------------------- ---------------- -------------- ------------------
                                                                       1 year          5 year        Life of Fund*
 ----------------------------------------------------------------- ---------------- -------------- ------------------

 JNL/JPMorgan International Equity Fund (Class A)                       28.53%          -1.55%            3.32%
 Morgan Stanley Europe and Australasia, Far East Equity (MSCI
 E.A.FE.) Index                                                         38.59%          -0.31%            3.15%

 ----------------------------------------------------------------- ---------------- -------------- ------------------


The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index. * The Fund began operations on May 15, 1995.
Prior to May 1, 2000, the Fund was managed by Rowe-Price Fleming International,
Inc. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management,
Inc.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004[TO BE UPDATED BY AMENDMENT]
 ----------------------------------------------------------------- ------------------
                                                                     Life of Fund*
 ----------------------------------------------------------------- ------------------
 JNL/JPMorgan International Equity Fund (Class B)                         %
 Morgan Stanley Europe and Australasia, Far East Equity (MSCI
 E.A.FE.) Index                                                           %
 ----------------------------------------------------------------- ------------------


The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index. * The Class B shares of the Fund began operations on March 8, 2004. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc.



EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS) [TO BE UPDATED BY AMENDMENT]

---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------
                                                                                                     CLASS A
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Management/Administrative Fee                                                                         0.93%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
12b-1 Service Fee                                                                                     0.20%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Other Expenses                                                                                        0.00%
--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------
Total Fund Annual Operating Expenses                                                                  1.13%
--------------------------------------------------------------------------------------------- -----------------------

---------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS) [TO BE UPDATED BY AMENDMENT]

---------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------- -----------------------

                                                                                                     CLASS B

--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------

Management/Administrative Fee                                                                 %

--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------

12b-1 Service Fee                                                                             %

--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------

Other Expenses                                                                                %

--------------------------------------------------------------------------------------------- -----------------------
--------------------------------------------------------------------------------------------- -----------------------

Total Fund Annual Operating Expenses                                                          %

--------------------------------------------------------------------------------------------- -----------------------


EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts and the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable. The table below shows the expenses you would pay on a $10,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------ --------------------------

EXPENSE EXAMPLE[TO BE UPDATED BY AMENDMENT]                                                   CLASS A

------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
1 Year                                                                                          $115
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
3 Years                                                                                         $359
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
5 Years                                                                                         $622
------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------
10 Years                                                                                      $1,375
------------------------------------------------------------------------------------ --------------------------

------------------------------------------------------------------------------------ --------------------------

EXPENSE EXAMPLE[TO BE UPDATED BY AMENDMENT]                                                   CLASS B

------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------

1 Year                                                                                             $

------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------

3 Years                                                                                            $

------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------

5 Years                                                                                            $

------------------------------------------------------------------------------------ --------------------------
------------------------------------------------------------------------------------ --------------------------

10 Years                                                                                           $

------------------------------------------------------------------------------------ --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND. In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

DERIVATIVES. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's sub-adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the sub-adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

TEMPORARY DEFENSIVE POSITION. For temporary, defensive purposes, when the sub-adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.


SUB-ADVISER AND PORTFOLIO MANAGEMENT. The sub-adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. ("J.P. Morgan"), located 522 Fifth Avenue, New York, New York 10036.

J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of September 30, 2004, J. P. Morgan and its affiliates had approximately $735 billion in assets under management.

The fund is managed by a team of investment professionals, who have on average over 18 years of investment experience. The team is led James Fisher. An employee since 1985, Mr. Fisher is a Managing Director and portfolio manager in the Global Portfolios Group.

The Statement of Additional Information provides additional information on the portfolio managers.